INTANGIBLE ASSETS, NET - Amortization (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Amortization for Intangible Assets
Total	¥ 2,801	¥ 0	¥ 0
Intangible assets excluding brand names and master brand agreement
Amortization for Intangible Assets
2022	37,000
2023	36,000
2024	32,000
2025	31,000
2026	28,000
Thereafter	180,000
Total	¥ 344,000